                                                                    EXHIBIT 10.3


                       FIRST AMENDMENT TO CREDIT AGREEMENT


                  FIRST AMENDMENT, dated as of July 12, 2002 (this "Amendment"), to the $400,000,000 Amended and Restated Revolving Credit and Competitive Advance Facilities Agreement, dated as of July 13, 2001 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among, RELIANT ENERGY, INCORPORATED, a Texas corporation ("Borrower"), the several banks and other financial institutions (the "Banks") and agents from time to time parties thereto and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as administrative agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, Borrower, the Banks and the Agent are parties to the Credit Agreement; and

                  WHEREAS, Borrower has requested that the Banks agree to extend the Termination Date and amend certain other provisions contained in the Credit Agreement, and the Banks and the Agent are agreeable to such request upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

                  2. Amendment to Section 1.01 of the Credit Agreement (Certain Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by deleting, in their entirety, the terms "Applicable Margin", "Consolidated Capitalization", "Consolidated Indebtedness", "Designated Rating", "Long-Term Debt Rating", "Rating Agencies", "Termination Date" and "Usage Fee" appearing therein and inserting the following new definitions in the appropriate alphabetical order:

                  ""Applicable Margin" means the rate per annum set forth below opposite the Designated Rating from time to time in effect during the period for which payment is due, with respect to any Committed Loan:

            =====================================================================================
                                            Applicable Margin for       Applicable Margin for ABR
                 Designated Rating            LIBOR Rate Loans                    Loans
            -------------------------------------------------------------------------------------
               BBB+/Baa1 and higher                1.500%                        0.500%
            -------------------------------------------------------------------------------------
                     BBB/Baa2                      1.650%                        0.650%
            -------------------------------------------------------------------------------------
                     BBB-/Baa3                     2.000%                        1.000%
            -------------------------------------------------------------------------------------
            BB+/Ba1 or lower or unrated            2.500%                        1.500%
            =====================================================================================

         In each row in the table set forth above, the first indicated rating corresponds to that assigned by S&P and the second indicated rating corresponds to that assigned by Moody's; the determination of which row of such table is applicable at any time is set forth in the definition of "Designated Rating".

                  "Consolidated Capitalization" means, as of any date of determination, the sum of (a) Consolidated Shareholders' Equity, (b) Consolidated Indebtedness for Borrowed Money and, without duplication,
         (c)

         Mandatory Payment Preferred Stock; provided that for the purpose of calculating compliance with Section 8.02(a), Consolidated Capitalization shall be determined excluding any adjustment, non-cash charge to net income or other non-cash charges or writeoffs resulting thereto from application of SFAS No. 142.

                  "Consolidated Indebtedness" means, as of any date of determination, the sum of (i) the total Indebtedness as shown on the consolidated balance sheet of Borrower and its Consolidated Subsidiaries, determined without duplication of any Guarantee of Indebtedness of Borrower by any of its Consolidated Subsidiaries or of any Guarantee of Indebtedness of any such Consolidated Subsidiary by Borrower or any other Consolidated Subsidiary of Borrower, plus any Mandatory Payment Preferred Stock, less (ii) such amount of Indebtedness attributable to amounts then outstanding under receivables facilities or arrangements to the extent that such amounts would not have been shown as Indebtedness on a balance sheet prepared in accordance with GAAP prior to January 1, 1997, less (iii) if any Indexed Debt Securities the liabilities in respect of which as shown on the consolidated balance sheet of Borrower and its Consolidated Subsidiaries have increased from the amount of liabilities in respect thereof at the time of their issuance by reason of an increase in the price of the Indexed Asset relating thereto, the excess of (a) the aggregate amount of liabilities in respect of such Indexed Debt Securities at the time of determination over (b) the initial amount of liabilities in respect of such Indexed Debt Securities at the time of their issuance.

                  "Designated Rating" means (a) at any time that the Long -Term Debt Rating is assigned by both S&P and Moody's and such ratings are equivalent, such rating shall be the Designated Rating, (b) if clause
         (a) does not apply, (i) at any time that the Long -Term Debt Rating is issued by only one of S&P or Moody's, the rating of such debt issued by such Rating Agency shall be the Designated Rating, and (ii) at any time that such debt is rated by both S&P and Moody's, the lower of such ratings and (c) if neither (a) nor (b) apply, if the Long -Term Debt Rating is not assigned by either S&P or Moody's, the rating assigned to the senior unsecured long-term debt of Borrower shall be deemed to be the rating that is one level below the then current rating of the senior secured long-term debt of Borrower in accordance with clauses
         (a) and (b) above. Any change in the calculation of the Facility Fees or the Applicable Margin with respect to Borrower that is caused by a change in the Designated Rating will become effective on the date of the change in the Designated Rating. If the rating system of any Rating Agency shall change, or if either S&P or Moody's shall cease to be in the business of rating corporate debt obligations, Borrower and the Agent shall negotiate in good faith if necessary to amend this definition to reflect such changed rating system or the unavailability of ratings from such Rating Agencies and, pending the effectiveness of any such amendment, the Designated Rating shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                  "Long-Term Debt Rating" means the rating assigned by a Rating Agency to the senior unsecured long-term debt of Borrower (it being understood that a change in outlook status (e.g., watch status, negative outlook status) is not a change in rating as contemplated hereby).

                  "Master Separation Agreement" means the master separation agreement, dated as of December 31, 2000, entered into between Borrower and Unregco providing for, among other things, the Spin-off, as amended, modified or supplemented from time to time.

                  "Moody's" means Moody's Investors Service, Inc., and any successor rating agency.

                  "Rating Agencies" means S&P and Moody's.

                  "S&P" means Standard & Poor's Ratings Group, and any successor rating agency.

                  "Spin-off" shall have the meaning specified in Schedule 8.04 attached hereto.

                  "Supermajority Banks" means, at any time, Banks having at least 65% of the aggregate Commitments or, if the Commitments have been terminated, 65% of the aggregate Commitments in effect immediately prior to such termination.

                  "Termination Date" means (a) initially October 10, 2002, unless the Majority Banks direct in writing on or prior to September 5, 2002 that such Termination Date shall be September 10, 2002, in which case the Termination Date shall automatically be deemed to be September 10, 2002, or (b) any earlier date on which (i) the Commitments have been terminated in accordance with this Agreement or (ii) all unpaid principal amounts of Loans hereunder have become due and payable in accordance with this Agreement.".

                  3. Amendment to Section 2.01 of the Credit Agreement (The Committed Loans). Section 2.01 of the Credit Agreement is hereby amended by adding at the end thereof the following:

                           "At a reasonable time at least one week prior to September 5, 2002, the Agent shall inquire as to whether requisite Banks intend to send the written direction referred to in the definition of Termination Date and shall notify the Borrower and the Banks if the requisite number of such directives have been received.".

                  4. Amendment to Section 4.02 of the Credit Agreement (Fees).
Section 4.02 of the Credit Agreement is hereby amended by:

                  (a) deleting the table in paragraph (a) thereof in its entirety, and inserting in lieu thereof the following table:

            "Designated Rating                               Facility Fee Rate
            ------------------                               -----------------
            BBB+/Baa1 or higher                                0.250%
            BBB/Baa2                                           0.350%
            BBB-/Baa3                                          0.500%
            BB+/Ba1 or lower or unrated                        0.500%"; and

                  (b) amending paragraph (b) thereof by (i) deleting the phrase "and the fees payable under Section 4.02(e)" and (ii) deleting the phrase ", as the case may be,"; and

                  (c) deleting paragraph (e) thereof in its entirety.

                  5. Amendment to Section 4.04(a) of the Credit Agreement (ABR Loans). Section 4.04(a) of the Credit Agreement is hereby amended by adding immediately after "ABR" in clause (i) therein "plus the Applicable Margin".

                  6. Amendment to Section 8.02 of the Credit Agreement (Financial Ratios). Section 8.02 of the Credit Agreement is hereby amended by
(a) amending paragraph (a) thereof by deleting the ratio "0.65:1.00" and substituting in lieu thereof "0.68:1.00"; and

                  (b) by adding at the end thereof immediately after paragraph
(d) thereof a new paragraph (e) as follows:

                           "(e) Certain Investments, Loans, Advances, Guarantees
                  and Acquisitions. Borrower will not purchase, or acquire (including pursuant to any merger) any capital stock, evidences of indebtedness or other securities of or other interest in (including any option, warrant or other right to acquire any of the foregoing), make any loans or advances to, Guarantee any obligations of, or make any investment in or capital contribution to, any Subsidiary or any other Person (any of the foregoing, an "Investment"), in each case after the Effective Date, except pursuant to the Loan Documents and except that, notwithstanding the foregoing Borrower and its Subsidiaries may make Investments if, after giving effect thereto, Borrower would be in compliance with its covenant contained in Section 8.02(a) on a pro forma basis.

                           Notwithstanding the foregoing, Borrower and its
                  Subsidiaries shall not (x) make any future investments in, loans to, advances to and Guarantees of any obligations in Unregco or any of its Subsidiaries, (y) purchase or otherwise acquire (in one transaction or a series of related transactions) any assets of Unregco or any of its Subsidiaries other than, in the case of this clause (y), any such transactions contemplated by the Master Separation Agreement and other agreements and arrangements in respect of the relationship between Borrower and Unregco described in Borrower's filings with the SEC or (z) enter into any other transaction constituting an Investment with Unregco and its Subsidiaries other than, in the case of this clause (z), the transactions contemplated by the Master Separation Agreement and other agreements and arrangements in respect of the relationship between Borrower and Unregco described in Borrower's filings with the SEC or other arrangements among Borrower, Unregco and their respective Subsidiaries in the ordinary course of business consistent with recent past practices or otherwise at prices and on terms and conditions not less favorable to Borrower or its Subsidiaries (other than Unregco and its Subsidiaries) than could be obtained on an arm's length basis from unrelated third parties.".

                  7. Amendment to Section 11.01 of the Credit Agreement (Amendments and Waivers). Section 11.01 of the Credit Agreement is hereby amended by (a) deleting "or" at the end of clause (ii) thereof and substituting in lieu thereof a comma, (b) deleting the period at the end of clause (iii) thereof and substituting in lieu thereof ", or" and (c) adding at the end thereof immediately after clause (iii) a new clause (iv) as follows:

                           "(iv) amend, modify or waive the last paragraph of
                  Section 8.02(e) without the written consent of the Supermajority Banks.".

                  8. Conditions to Effectiveness. This Amendment shall become effective as of the date set orth above upon satisfaction of the following conditions precedent:

                  (a) The Agent shall have received counterparts of this Amendment executed by Borrower and each of the Banks;

                  (b) The Agent shall have received an amendment fee for the account of each Bank in an amount equal to 0.125% of such Bank's Commitment;

                  (c) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with this Amendment shall be in form and substance reasonably satisfactory to the Agent;

                  (d) The Agent shall have received all fees and expenses required to be paid in connection with the Credit Agreement; and

                  (e) The Agent shall have received satisfactory legal opinions and other documents and certificates reasonably requested by the Agent.

                  9. Reference to and Effect on the Loan Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in Section 8 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  10. Representations and Warranties. Borrower, as of the date hereof and after giving effect to the amendment contained herein, hereby confirms, reaffirms and restates the representations and warranties (except for those representations or warranties or parts thereof that, by their terms, expressly relate solely to a specific date) made by it in Article VII of the Credit Agreement and otherwise in the Loan Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

                  11. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as an original for all purposes hereof. The execution and delivery of this Amendment by any Bank shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.




                                          RELIANT ENERGY, INCORPORATED


                                          By:/s/ MARC KILBRIDE
                                             -----------------------------------
                                              Name:  Marc Kilbride
                                              Title: Treasurer





                                          JPMORGAN CHASE BANK, as
                                          Agent and as a Bank


                                          By:/s/ ROBERT TRABAND
                                             -----------------------------------
                                              Name:  Robert Traband
                                              Title: Vice President

                                                                  Signature Page
                                                  REI Credit Agreement Amendment



                                          BANK ONE, N.A.


                                          By:/s/ GEORGE SCHANZ
                                             -----------------------------------
                                          Name:  George Schanz
                                          Title: Managing Director

                                                                  Signature Page
                                                  REI Credit Agreement Amendment



                                          BANK OF AMERICA, N.A.


                                          By:/s/ RICHARD L. STEIN
                                             -----------------------------------
                                          Name:  Richard L. Stein
                                          Title: Principal

                                                                  Signature Page
                                                  REI Credit Agreement Amendment



                       BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH


                       By:/s/ HEREWARD DRUMMOND         By:/s/ SEAN O'SULLIVAN
                          -------------------------        ---------------------
                       Name:  Hereward Drummond         Name:  Sean O'Sullivan
                       Title: Senior Vice President     Title: Vice President

                                                                  Signature Page
                                                  REI Credit Agreement Amendment



                                          CITIBANK, N.A.


                                          By: /s/ SANDIP SEN
                                             -----------------------------------
                                          Name: Sandip Sen
                                          Title: Managing Director

                                                                Signature Page
                                                REI Credit Agreement Amendment



                                        COMMERZBANK AG
                                        New York and Grand Cayman Branches


                                        By: /S/ HARRY P. YERGEY
                                           -------------------------------------
                                        Name: Harry P. Yergey
                                        Title: Senior Vice President and Manager


                                        By: /s/ W. DAVID SUTTLES
                                           -------------------------------------
                                        Name: W. David Suttles
                                        Title: Vice President

                                                                  Signature Page
                                                  REI Credit Agreement Amendment



                                          CREDIT AGRICOLE INDOSUEZ


                                          By:     /s/ GERARD M. RUSSELL
                                             -----------------------------------
                                          Name:   Gerard M. Russell
                                          Title:  Vice President, Manager



                                          By:     /s/ LAURENCE F. GRANT
                                             -----------------------------------
                                          Name:   Laurence F. Grant
                                          Title:  Senior Relationship Manager

                                                                  Signature Page
                                                  REI Credit Agreement Amendment



                                          CREDIT SUISSE FIRST BOSTON


                                          By:     /s/ JAMES P. MORAN
                                             -----------------------------------
                                          Name:   James P. Moran
                                          Title:  Director


                                          By:     /s/ DAVID M. KOCZAN
                                             -----------------------------------
                                          Name:   David M. Koczan
                                          Title:  Associate

                                                                  Signature Page
                                                  REI Credit Agreement Amendment



                                          KBC BANK N.V.


                                          By:     /s/ ROBERT SNAUFFER
                                             -----------------------------------
                                          Name:   Robert Snauffer
                                          Title:  First Vice President


                                          By:     /s/ ERIC RASKIN
                                             -----------------------------------
                                          Name:   Eric Raskin
                                          Title:  Vice President

                                                                  Signature Page
                                                  REI Credit Agreement Amendment



                                          MELLON BANK, N.A.


                                          By: RICHARD A. MATTHEWS
                                             -----------------------------------
                                          Name:  Richard A. Matthews
                                          Title: First Vice President

                                                                  Signature Page
                                                  REI Credit Agreement Amendment



                                          MIZUHO CORPORATE GROUP, LTD.


                                          By: /s/ TORU MAEDA
                                             -----------------------------------
                                          Name:  Toru Maeda
                                          Title: General Manager

                                                                  Signature Page
                                                  REI Credit Agreement Amendment



                                          SUMITOMO MITSUI BANKING CORPORATION


                                          By: /s/ DAVID A BUCK
                                             -----------------------------------
                                          Name:  David A. Buck
                                          Title: Senior Vice President

                                                                  Signature Page
                                                  REI Credit Agreement Amendment



                                          TORONTO DOMINION (TEXAS) INC.


                                          By: /s/ MARK A. BAIRD
                                             -----------------------------------
                                          Name:  Mark A. Baird
                                          Title: Vice President

                                                                  Signature Page
                                                  REI Credit Agreement Amendment



                                          UBS AG, STAMFORD BRANCH


                                          By: /s/ DAVID J. KEITEL
                                             -----------------------------------
                                          Name:  David J. Keitel
                                          Title: Executive Director
                                                 Recovery Management

                                          By: /s/ WILFRED V. SAINT
                                             -----------------------------------
                                          Name:  Wilfred V. Saint
                                          Title: Associate Director
                                                 Banking Products Services, US

                                                                  Signature Page
                                                  REI Credit Agreement Amendment


                                          WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE, New York Branch


                                          By: /s/ SALVATORE BATTINELLI
                                             -----------------------------------
                                          Name: Salvatore Battinelli
                                          Title: Managing Director
                                                 Credit Department

                                          By: /s/ ANTHONY ALESSANDRO
                                             -----------------------------------
                                          Name: Anthony Alessandro
                                          Title: Associate Director